UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 12, 2021

(Date of earliest event reported)

NovAccess Global Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-29621	84-1384159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8834 Mayfield Road, Suite C, Chesterland, Ohio 44026
(Address of principal executive offices) (Zip Code)

440-644-1027

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 6, 2021, NovAccess Global Inc. (“NovAccess” or the “company”), entered into a securities purchase agreement (the “SPA”) with Power Up Lending Group Ltd. (“Power Up”) and issued a convertible promissory note in the original principal amount of $38,750 (the “note”) to Power Up pursuant to the SPA. The loan closed and was funded on July 12, 2021. NovAccess will use the proceeds of the loan for general working capital purposes.

NovAccess provided typical representations and agreed to standard covenants pursuant to the SPA. The SPA does not include any financial covenants.

The note bears interest at 12% a year and is due on July 6, 2022. NovAccess may prepay the note upon payment of a prepayment penalty ranging from 20–40% of the amount outstanding on the note when prepaid. Under the terms of the note, NovAccess may not sell a significant portion of its assets without the approval of Power Up, must comply with the company’s reporting requirements under the Securities Exchange Act of 1934, and must maintain the listing of the company’s common stock on the OTC Market or other exchange. NovAccess’ failure to comply with any of these covenants, among other matters, would constitute an event of default. Upon an event of default, the note will bear interest at 22% and Power Up will be entitled to its costs of collection.

Beginning on January 2, 2022, Power Up may convert the amount outstanding under the note into shares of NovAccess common stock at a conversion price equal to 61% of the lowest trading price of the stock during the fifteen trading days before the conversion date.

The SPA and note are filed as exhibits to this Current Report on Form 8-K. The descriptions above are qualified in their entirety by reference to the full text of these documents.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included under Item 1.01 above is incorporated by reference to this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included under Item 1.01 above is incorporated by reference to this Item 3.02. The issuances of the note to Power Up was exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Securities Purchase Agreement dated July 6, 2021 between NovAccess Global Inc. and Power Up Lending Group Ltd.

Exhibit 10.2 Convertible Promissory Note dated July 6, 2021 in the original principal amount of $38,750 issued by NovAccess Global Inc. to Power Up Lending Group Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NovAccess Global Inc.

Dated: July 16, 2021	By:	/s/ Dwain K. Morris-Irvin
Dwain K. Morris-Irvin, Chief Executive Officer